COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
NOTE 16.    COMMITMENTS AND CONTINGENCIES
Operating Lease Arrangements
We lease certain property and equipment under non-cancelable operating leases that expire at various dates through 2019, with varying payment dates throughout each month. In addition, we have a number of leases scheduled to expire during 2012 and 2013.
As of December 31, 2011, the future minimum lease payments under non-cancelable operating leases are as follows (in thousands):

Lease Payments
2012	$20,409
2013	8,656
2014	5,732
2015	4,040
2016	2,435
Thereafter	3,742
$45,014

We are also party to a significant number of month-to-month leases that are cancelable at any time. Operating lease expense was $26.6 million, $21.1 million, and $22.7 million for the years ended December 31, 2011, 2010 and 2009, respectively.
Litigation
Various suits and claims arising in the ordinary course of business are pending against us. We conduct business throughout the continental United States and may be subject to jury verdicts or arbitrations that result in outcomes in favor of the plaintiffs. We are also exposed to various claims abroad. We continually assess our contingent liabilities, including potential litigation liabilities, as well as the adequacy of our accruals and our need for the disclosure of these items. We establish a provision for a contingent liability when it is probable that a liability has been incurred and the amount is reasonably estimable. As of December 31, 2011, the aggregate amount of our liabilities related to litigation that are deemed probable and reasonably estimable is $1.1 million. We do not believe that the disposition of any of these matters will result in an additional loss materially in excess of amounts that have been recorded. In the year ended December 31, 2011, we recorded a net decrease in our reserves of $2.7 million related to the settlement of ongoing legal matters and the continued refinement of liabilities recognized for litigation deemed probable and estimable. Our liabilities related to litigation matters that were deemed probable and estimable as of December 31, 2010 and 2009 were $3.8 million and $2.7 million, respectively.
Patent Settlement
In June 2011, we agreed to accept $5.5 million in damages, related to the settlement of a KeyView® system patent infringement lawsuit, which was paid in full in July 2011. We recognized related legal fees and other expenses of $1.4 million during the year ended December 31, 2011. The settlement amount has been recorded in general and administrative expenses on the consolidated statement of operations. The resolution of this matter did not have a material effect on our results of operations for the year ended December 31, 2011.

Shareholder Derivative Demand
On December 7, 2011, we received a letter on behalf of the Arkansas Public Employees Retirement Systems (“APERS”), stating that APERS is a Key stockholder and alleging that certain of our officers and one director had breached their fiduciary duties, violated internal corporate policies and been unjustly enriched in connection with their oversight and administration of our compliance with health, safety, labor, motor vehicle and other similar laws, rules and regulations to which Key is subject. The letter demands that our board of directors take action against such officers and director to remedy the conduct alleged in the letter and threatens that APERS will commence a shareholder derivative suit on behalf of Key absent action from the board of directors. Our board established a special committee, consisting of independent members of the board, to review and evaluate the allegations made in the letter. The special committee engaged independent legal counsel to assist it with its review.
The special committee has concluded its review and presented its findings and recommendations to the other independent members of the board. The committee determined, among other things, that the evidence did not support the allegations that any of the officers or the director engaged in any misconduct or deliberate wrongful acts, or were personally enriched as a result of any of the alleged misconduct. The committee also determined that there were not deficiencies in the Company's internal controls related to safety policies and procedures. The committee recommended certain enhancements to the Company's existing Occupational Safety and Health policies and procedures. After review of the committee's presentation, the independent members of the board accepted all of the committee's recommendations and determined that it would not be in the best interests of the Company to pursue any claims premised upon the issues in the letter. To our knowledge, no complaint has been filed in connection with the letter. Management has no basis at this time to believe that there are any material misstatements in Key's past financial statements, or that there are grounds for accrual of probable penalties or assessments.
Tax Audits
We are routinely the subject of audits by tax authorities, and in the past have received material assessments from tax auditors. As of December 31, 2011 and 2010, we have recorded reserves that management feels are appropriate for future potential liabilities as a result of prior audits. While we believe we have fully reserved for these assessments, the ultimate amount of settlements can vary from our estimates.
Self-Insurance Reserves
We maintain reserves for workers’ compensation and vehicle liability on our balance sheet based on our judgment and estimates using an actuarial method based on claims incurred. We estimate general liability claims on a case-by-case basis. We maintain insurance policies for workers’ compensation, vehicular liability and general liability claims. These insurance policies carry self-insured retention limits or deductibles on a per occurrence basis. The retention limits or deductibles are accounted for in our accrual process for all workers’ compensation, vehicular liability and general liability claims. As of December 31, 2011 and 2010, we have recorded $62.9 million and $60.3 million, respectively, of self-insurance reserves related to workers’ compensation, vehicular liabilities and general liability claims. Partially offsetting these liabilities, we had approximately $17.0 million and $15.4 million of insurance receivables as of December 31, 2011 and 2010, respectively. We feel that the liabilities we have recorded are appropriate based on the known facts and circumstances and do not expect further losses materially in excess of the amounts already accrued for existing claims.
Environmental Remediation Liabilities
For environmental reserve matters, including remediation efforts for current locations and those relating to previously-disposed properties, we record liabilities when our remediation efforts are probable and the costs to conduct such remediation efforts can be reasonably estimated. As of December 31, 2011 and 2010, we have recorded $4.0 million for our environmental remediation liabilities. We feel that the liabilities we have recorded are appropriate based on the known facts and circumstances and do not expect further losses materially in excess of the amounts already accrued.
We provide performance bonds to provide financial surety assurances for the remediation and maintenance of our SWD properties to comply with environmental protection standards. Costs for SWD properties may be mandatory (to comply with applicable laws and regulations), in the future (required to divest or cease operations), or for optimization (to improve operations, but not for safety or regulatory compliance).